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VANGUARD(R) INTERNATIONAL
STOCK INDEX FUNDS


SUPPLEMENT TO THE PROSPECTUS


In the section PURCHASING SHARES, under "Account Minimums for Signal Shares," the third bullet is restated as follows:

o Institutional clients whose accounts are recordkept by Vanguard. Institutional clients whose accounts are recordkept by Vanguard may hold Signal Shares if the client has more than $15 million in the Fund and transacts with the Fund in a cost-effective manner. Please contact your Vanguard representative to determine whether your accounts qualify.
















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